UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary proxy statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive proxy statement
[ ]	Definitive additional materials
[ ]	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

INTERNATIONAL POWER GROUP, LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement) if other than Registrant:

Payment of filing fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which Transaction applies:	N/A
(2)	Aggregate number of securities to which transaction applies:	N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
	(set forth the amount on which the filing fee is calculated and state how it was determined):	N/A
(4)	Proposed maximum aggregate value of transaction:	N/A
(5)	Total fee paid:	N/A

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:	N/A
(2)	Form, schedule or registration statement no	N/A
(3)	Filing party:	N/A
(4)	Date filed:	N/A

INTERNATIONAL POWER GROUP, LTD.

950 Celebration Boulevard, Suite A

Celebration, Florida 34747

Dear Stockholder:

You are cordially invited to attend the 2006 annual meeting of stockholders of International Power Group, Ltd. to be held on July 26, 2006, at 9:30 a.m., local time, at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746.  A notice of the annual meeting, proxy statement and proxy card are enclosed with this letter.

We encourage you to read the notice of annual meeting and proxy statement so that you may be informed about the business to come before the meeting.  We hope that you will find it convenient to attend the annual meeting in person.

To insure that your International Power Group, Ltd. common stock is represented at the annual meeting and to insure the presence of a quorum for the annual meeting, please vote by telephone, Internet or by completing and mailing the enclosed proxy card in the envelope provided.  If you elect to attend the annual meeting in person, you may withdraw your proxy should you wish to vote thereat.

Also enclosed with this proxy statement is a copy of our Annual Report on Form 10-KSB, as amended, Amendment 2 (Annual Report), for our fiscal year ended December 31, 2005.  Additional copies of such materials may be obtained by writing to International Power Group, Ltd., 950 Celebration Boulevard, Suite A, Celebration, Florida  34747, Attention:  Mr. Jack Wagenti.

On behalf of the board of directors, I would like to express our appreciation for your continued support.

Sincerely,

/s/ Peter Toscano
Peter Toscano
President and Chief Executive Officer

Date: June 30, 2006
Celebration, Florida

INTERNATIONAL POWER GROUP, LTD.

950 Celebration Boulevard, Suite A

Celebration, Florida, 34747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held July 26, 2006

To the Stockholders of International Power Group, Ltd.:

The board of directors cordially invites you to attend our annual meeting of stockholders to be held  on July 26, 2006, at 9:30 a.m., local time, at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746, (www.gaylordhotels.com), for the following purposes:

1.

Election of Directors – to elect nine directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

2.

Proposal No. 1, Ratification of Independent Auditors - to ratify the board of director’s selection of Robert G. Jeffrey, Certified Public Accountant, as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

3.	Other Business - to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 23, 2006 will be entitled to notice of the annual meeting and to vote on any matters which come before the meeting or any adjournment or postponement thereof.  If you wish to attend the meeting in person, please bring with you the admission ticket attached to the proxy card or other proof of your share ownership as of the record date (examples of acceptable evidence of share ownership are described in the attached proxy statement).  Whether or not you plan to attend the annual meeting, your shares should be represented. To insure that your vote is counted, you are urged to vote by proxy as described on the enclosed proxy card.  Proxies delivered to you by or for brokers or fiduciaries should be returned as requested by them.  Prompt return of proxies will save the expense involved in further communication.  Voting by proxy will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend.  Your proxy is revocable at any time prior to its use.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about June 30, 2006.

By order of the Board of Directors,
/s/ Jack Wagenti
Jack Wagenti
Secretary, Treasurer and Chief Financial Officer
International Power Group, Ltd.
Date: June 30, 2006
Celebration, Florida

INTERNATIONAL POWER GROUP, LTD.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 26, 2006

The board of directors of International Power Group, Ltd., a Delaware corporation (“IPWG”, “we”, “us”, “our” or the “Company”), hereby solicits your proxy for use at the 2006 annual meeting of stockholders to be held on July 26, 2006, at 9:30 a.m., local time, at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.  This proxy statement, notice and proxy card are first being mailed to stockholders of record as of June 23, 2006 on or about June 30, 2006.

If you complete your proxy by mail, telephone or Internet, you appoint Peter Toscano as your representative at the annual meeting.  Mr. Toscano will vote your shares as you instruct.  If you sign and return your proxy, but fail to instruct how to vote your shares, Mr. Toscano will vote your shares in favor of the slate of directors nominated by the board of directors and “for” the proposals set forth on the proxy card.  This way your shares will be voted whether or not you attend.  We recommend that you vote by proxy in advance of the annual meeting even if you plan to attend in case your plans change and you are later unable to attend.

The board of directors does not know of any matters to be presented at the annual meeting other than those listed on the Notice and described in this proxy statement.  If a matter comes up for vote that is not covered by your proxy, Mr. Toscano will vote your shares in accordance with his judgment if you have completed your proxy card and authorized him to do so.

The board of directors encourages you to attend the annual meeting in person.  No matter what method you use to vote, if you decide to change your vote, you may revoke your proxy any time before your vote is cast at the annual meeting by (i) giving written notice of revocation to the Secretary of IPWG, (ii) submitting a signed proxy bearing a date later than the date of the prior proxy or (iii) attending the annual meeting and voting in person.  Attendance at the annual meeting will not, in itself, constitute revocation of your proxy.

Our principal executive offices are located at 950 Celebration Boulevard, Suite A, Celebration, Florida 34747 and our telephone number is (407) 566-0318.

PURPOSE OF THE MEETING

At our annual meeting, the stockholders will be asked to consider and vote upon the following matters:

1.

Election of Directors – to elect nine directors to serve until the next annual meeting of the stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death;

2.

Proposal No. 1, Ratification of Independent Auditors - to ratify the board of director’s selection of Robert G. Jeffrey, Certified Public Accountant, as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

3.	Other Business - to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

The record date for the meeting is June 23, 2006.  Only stockholders of record at the close of business on that date are entitled to vote at the meeting.  For more information, see the description of shares eligible to vote under the heading “Voter Rights” below.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares.  If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters”.  For purposes of this annual meeting, the Company has determined that the election of directors and the ratification of the appointment of the independent auditors (Proposal 1) are routine matters.  However, absent your instructions, the record holder will not be permitted to vote your shares on any non-routine matter properly brought before the meeting.

As the beneficial owner of shares, you are invited to attend the annual meeting.  If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.  See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of a majority of our outstanding shares as of the record date, will constitute a quorum.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting , the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote?

(i)

You may vote by mail.  If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope.  Your proxy will then be voted at the annual meeting in accordance with your instructions.

(ii)

You may vote by telephone or on the Internet.  If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card.  Stockholders with shares registered directly with Routh Stock Transfer, Inc., IPWG’s transfer agent, may vote (i) on the Internet at the following web address: http://www.proxyvote.com  or  (ii) by telephone by dialing: (800) 690-6903 (toll free from the United States and Canada).  If you vote by telephone or on the Internet, you do not have to mail in your proxy card.  If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you.  Internet and telephone voting are available 24 hours a day.  Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Time) on July 25, 2006.

NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet.  We strongly encourage you to enroll in Internet delivery.  It is a cost-effective way for us to send you proxy materials and annual reports.

(iii)

If your shares are held in street name.  If your shares are held in street name, your bank or broker may permit you to vote your shares electronically by telephone or on the Internet.  A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options.  If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with Delaware law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly.  Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services.  Also, please be aware that IPWG is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

(iv)

You may vote in person at the meeting.  If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.  Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from the record holder of their stock.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting.  If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked “Admission Ticket.”  You must also bring a valid government-issued photo identification, such as a driver’s license or a passport.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares.  In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection.  No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting.  Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

1.

by signing another proxy with a later date;

2.

by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

3.

if you are a registered stockholder, by giving written notice of such revocation to the Secretary of IPWG prior to or at the meeting.  Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to IPWG unless:

1)

required by law;

2)

you expressly request disclosure on your proxy; or

3)

there is a proxy contest.

Who will count the votes?

Our Company Secretary, Mr. Jack Wagenti, will tabulate and certify the votes and serve as the inspector of election.

How does the board of directors recommend that I vote on the proposals?

Your board of directors recommends that you vote:

1.	FOR the election of the nine nominees to the board of directors; and
2.	FOR the ratification of the appointment of Robert G. Jeffrey, Certified Public Accountant, as IPWG’s independent auditors.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

1.	FOR the election of the nine nominees to the board of directors; and
2.	FOR Proposal No. 1 - the ratification of the appointment of Robert G. Jeffrey, Certified Public Accountant, as IPWG’s independent auditors.

Will any other business be conducted at the meeting?

We do not know of any other business that will be presented at the meeting.  If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy holder will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the nine nominees as directors.  This means that the nine nominees will be elected if they receive more affirmative votes than any other person.  If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of IPWG’s independent auditors (Proposal 1)?

Assuming that a quorum is present, the ratification of the appointment of Robert G. Jeffrey, Certified Public Accountant, as IPWG’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.  Brokers and banks holding stock as record holders may vote if the beneficial owner of the shares fails to instruct the broker or bank.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against proposals.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote.

Who pays for the cost of proxy solicitation?

The cost of soliciting proxies will be borne by the Company.  In addition to solicitation by mail, officers, directors and other employees of the Company may solicit proxies by personal contact, telephone, facsimile or other electronic means without additional compensation.

Voting Rights

The board of directors has fixed the close of business on June 23, 2006 as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting.  Holders of record of our common stock, $0.00001 par value, at the close of business on the record date will be entitled to vote together as a single class on all matters that come before the meeting.  There were outstanding 313,609,100 shares of common stock.  Each share of common stock is entitled to one vote.  The presence of holders of a majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting.

ELECTION OF DIRECTORS

Your vote is requested in favor of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier resignation, removal, disqualification or death.  The board of directors has selected the following nine persons as nominees:

▪ Peter Toscano
▪ Jack Wagenti
▪ Jose Garcia
▪ Sheik Hani A. Z. Yamani
▪ Georgi Grechko
▪ Thomas J. Mitchell
▪ Salvatore Arnone
▪ Robert Astore
▪ Walter J. Salvadore

If you sign and return your proxy (whether by mail, telephone or Internet) your shares will be voted for the director slate nominated by the board of directors, except to the extent that you withhold authority for any nominee(s).  Each of the above nominees has indicated a willingness to serve.  Should any nominee become unavailable prior to the annual meeting, to the extent you authorize, your proxy representative will vote your shares for the person or persons recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE NOMINEES FOR THE BOARD OF DIRECTORS.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth, as of June 21, 2006, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of the outstanding common stock, (ii) each director, (iii) our chief executive officer and four most highly compensated executive officers and (iv) all executive officers and directors as a group.  Except as otherwise indicated, each listed stockholder directly owned his or her shares and had sole voting and investment power.  The securities listed below as being beneficially owned by the security holder also include securities owned by such person’s spouse or minor children, or securities held jointly, if any.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Underlying Vested Options or Warrants	Percentage of Class*
Peter Toscano(a)(1) 950 Celebration Blvd., Suite A, Celebration, FL 34747	100,954,830	1,000,000	32.41%
Jack Wagenti(a)(1) 950 Celebration Blvd., Suite A, Celebration, FL 34747	106,936,480	1,000,000	34.31%
Jose Garcia(a)(1) 950 Celebration Blvd., Suite A, Celebration, FL 34747	1,500,000	1,000,000	**
Louis D. Garcia(b)(6) 950 Celebration Blvd., Suite A, Celebration, FL 34747	150,000	1,850,000	**
Salvatore Arnone(c)(1)(3)(4) 950 Celebration Blvd., Suite A, Celebration, FL 34747	1,367,000	1,000,000	**
Dr. Georgi Grechko(c)(1) 950 Celebration Blvd., Suite A, Celebration, FL 34747	80,000	1,000,000	**
Robert Astore(c)(1) 950 Celebration Blvd., Suite A, Celebration, FL 34747	1,000,000	1,000,000	**
Thomas Mitchell(c)(2) 950 Celebration Blvd., Suite A, Celebration, FL 34747	0	1,000,000	**
Walter Salvadore(c)(2)(5) 950 Celebration Blvd., Suite A, Celebration, FL 34747	165,000	1,080,000	**
Sheik Hani A. Z. Yamani(c)(2) 950 Celebration Blvd., Suite A, Celebration, FL 34747	0	1,000,000	**
Christopher Duncan(b)(2) 950 Celebration Blvd., Suite A, Celebration, FL 34747	18,500	1,000,000	**
All 11 Directors and Officers as a group	212,171,810	11,930,000	65.18%

The percentages listed for each shareholder assume the exercise by that shareholder only, of his options or warrants and thus include the shares underlying said option and/or warrant and the percentage listed for all 11 Directors and Officers as a group assumes the exercise by those 11 stockholders of their collective options and warrants.  The percentages do not assume the exercise of options and/or warrants by any other shareholder.

** Less than one (1%) percent.

(a)   Executive Officer and Director

(b)   Executive Officer only.

(c)   Director only

(1)	On June 15, 2005, this shareholder was issued immediately exercisable options to purchase 1,000,000 shares with an exercise price of $0.10 per share. These options expire on June 14, 2010.
(2)	On March 14, 2006, this shareholder was issued immediately exercisable options to purchase 1,000,000 shares with an exercise price of $0.83 per share. These options expire on June 14, 2010.
(3)

On November 23, 2004, this shareholder purchased immediately exercisable warrants to purchase 100,000 shares with an exercise price of $0.25 per share.  The warrants expire on May 23, 2006.  The warrant purchase was made as part of a private placement before this shareholder became a director.

(4)

On November 28, 2004, this shareholder purchased immediately exercisable warrants to purchase 200,000 shares with an exercise price of $0.25 per share.  The warrants expire on May 28, 2006.  The warrant purchase was made as part of a private placement before this shareholder became a director.

(5)

On October 6, 2005, this shareholder purchased immediately exercisable warrants to purchase 80,000 shares with an exercise price of $0.75 per share.  The warrants expire on April 6, 2007.  The warrant purchase was made as part of a private placement before this shareholder became a director.

(6)

Providence Financial Services, LLC, an entity controlled by Mr. Louis Garcia, was granted an option to purchase 2,000,000 shares of IPWG stock at an exercise price of $0.10 per share.  Providence Financial Services, LLC (Mr. Garcia) used $15,000 of its compensation to exercise an option to purchase 150,000 shares.  The shares were issued in the name of Ms. Nancy Garcia, Mr. Garcia's wife.

“Beneficial ownership” means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer.  The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days.

All such shares are owned beneficially and of record, there are no additional shares known to the Company for which the listed beneficial owner has he right to acquire beneficial ownership as specified in Rule 13D-3(d)(1) of the Exchange Act.

LEGAL PROCEEDINGS

No director or officer is a party to an action, or has a material interest, adverse to the Company.

ELECTION OF DIRECTORS

Board of Directors Composition

The Company’s common stock is not listed on any national securities exchange or electronic marketplace and therefore the Company is not subject to any corporate governance requirements regarding board independence.  However, the Company has chosen the rules of NASDAQ Stock Market (the “NASDAQ”) as a general benchmark.  Under NASDAQ rules, an “independent director” of a company means a person who is not an officer or employee of the company or its subsidiaries and, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

As indicated in the table above, two shareholders, Peter Toscano and Jack Wagenti own an aggregate of 207,891,310 shares of the Company’s common stock, which represents approximately 66.76% of the Company’s outstanding common stock.  According to NASDAQ rules, a Controlled Company is a company that of which more than 50% of the voting power is held by an individual, group or another company.  Based upon the foregoing definition, the board of directors has determined that the Company qualifies as a “Controlled Company” (as defined under NASDAQ rules) and is therefore exempt from the board independence requirements set forth in NASDAQ rule 4350(c).  The foregoing notwithstanding, management believes that six of its nine directors standing for election (i.e. all current directors except Peter Toscano, Jack Wagenti and Jose Garcia) would be deemed “independent” directors under applicable relevant NASDAQ rules.

A board of directors consisting of nine members is to be elected by the stockholders, to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified.

Unless authority is withheld, it is intended that proxies will be voted for the election of the nine nominees below, all of whom are currently serving as directors.  All board of director nominees have expressed willingness to serve as directors of the Company until the next annual meeting of the stockholders and until their successors are duly elected and qualified.  However, if any of them is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.

Information about the Nominees, Executive Officers and Key Employees

The tables below set forth the names and ages of our directors and executive officers, as well as the positions and offices held by such persons.  A summary of the background and experience of each of these individuals is set forth after the table.

Name	Age	Title
Peter Toscano	57	Chairman of the Board, Chief Executive Officer and President
Jack Wagenti	69	Vice President, Chief Financial Officer, Secretary, Treasurer and Director
Jose Garcia	51	Vice President, and Director
Sheik Hani A. Z. Yamani	45	Director
Georgi Grechko	74	Director
Thomas J. Mitchell	64	Director
Salvatore Arnone	45	Director
Robert Astore	69	Director
Walter J. Salvadore	51	Director
Christopher Duncan	42	Chief Operating Officer
Louis Garcia	55	Vice President, Finance

Directors

Mr. Peter Toscano.  Mr. Toscano has been Director, President and Chief Executive Officer of International Power Group since October of 2004.  Mr. Toscano also is President, Chief Executive Officer and Director of U.S. Precious Metals, Inc., positions he has held since May 9, 2002.  Mr. Toscano was an officer of Material Waste Recycling from February 2001 through May 9, 2002.  Mr. Toscano over the past five years has been heavily involved in materials reprocessing, export, and importation in Mexico.  In addition, Mr. Toscano has had extensive experience in the development of systems for the management of hazardous wastes in Russia and Central Asia.  Also, Mr. Toscano has been involved in various low-level radioactive waste management projects within the Pacific Rim.  Within those arenas, Mr. Toscano has spearheaded projects that utilized strategic alliances with major companies such as Westinghouse Electric Company and Waste Management, Inc.  Among his responsibilities, Mr. Toscano has acted as a liaison bridging the gap between Russian and US corporations.

Mr. Jack Wagenti.  Mr. Wagenti has been Director, Vice President, Secretary, Treasurer and Chief Financial Officer of International Power Group since October of 2004.  Mr. Wagenti is also a Director and the Secretary and Chief Financial Officer of U.S. Precious Metals Inc., a company which is traded on the Over The Counter Bulletin Board.  Mr. Wagenti has held positions with U.S. Precious Metals since May 2002.  From 1996 to the present, Mr. Wagenti has served in varying capacities of American International Ventures, Inc., a company which is traded on the Over the Counter Bulletin Board and Pink Sheets Market.  Presently, Mr. Wagenti is a Director of American International Ventures, Inc.

Mr. Jose Garcia.  Mr. Garcia has been a Director and Vice President of International Power Group since October of 2004.  Mr. Garcia was employed by La Carvella Restaurant from February 2001 to May 9, 2002.  Mr. Garcia, Vice President of U.S. Precious Metals, Inc. since May 2002, a company trading on the Over The Counter Bulletin Board and President of U.S. Precious Metals de Mexico since March 2003.  Mr. Garcia is from Morelia, Mexico and is President of IPW Group de Mexico, which is a wholly owned subsidiary of International Power Group, Ltd.

Sheik Hani A. Z. Yamani.  Sheik Yamani has been a Director of International Power Group, Ltd. since March 2006.  He is also the Executive Chairman of Hazy Trading Establishment and its affiliated companies, an organization he founded in 1988.  Hazy Trading Establishment has completed energy and development projects in Africa and Middle East valued at over 5 billion US. He has been an advisor to a number of multi-national companies including Asea Brown Boveri (ABB) (1991 to 1998), Astaldi spA.  (1991 to 1998), Interbeton BV (1992 to 1999) and Avia Mineral (1994 to 1998).  He has also been a member of World Travel & Tourism Council and the Young Presidents’ Organization.  He is a member of the Board of Directors and the Executive Committee of the International Islamic Relief Organization.

Sheik Yamani attended Oxford University and the Wharton School of Business at the University of Pennsylvania and, from 1983 to 1984, trained at Citibank in New York City and Geneva, and at MKS Finance in Geneva, one of the world’s leading integrated precious metals and foreign exchange trading houses.  Sheik Yamani is also the author of “To Be a Saudi”, a book that received positive reviews in the international media during the late 1990s. Sheik Yamani is often an editorial contributor in the Saudi Arabian media on economic, political and social issues.

Dr. Georgi Grechko.  Dr. Grechko has been a Director since October 2004.  He brings extensive technical expertise in the field of applied sciences.  He will also help foster the international cooperation that is required for International Power’s operation.  He qualifies as an independent director as defined under the Sarbanes Oxley Act of 2002.  Dr. Grechko, a Russian cosmonaut, flew on three space flights and at one time held the space endurance record.  He graduated from the Leningrad Institute of Mechanics with a doctorate in mathematics.  He went on to work at Sergei Korolev’s design bureau and from there was selected for cosmonaut training in the Soviet moon program.  He went on to work on the Salyut space stations.  After leaving the space program in 1992, Dr. Grechko became a lecturer in atmospheric physics at the Soviet Academy of Sciences.  Dr. Grechko from November 1997 to September 2004 was the Chief Advisor to the Chairman of the Board of Investsberbank, Pokrovka Street 47A, Moscow, 105062, Russian Federation, from September 2004 to present he is a member of the Board of Directors of Investsberbank.

Mr. Thomas J. Mitchell.  Mr. Mitchell has been a Director of the Company since January 2006.  He retired as a Colonel with the United States Air Force in 1989 after 25 years of service.  During his Air Force career, he held many positions, including Air Force Director for the Department of Defense (Reorganization Act, and roles as a Senior Level Negotiator with the North American Treaty Organization (NATO) in Brussels, Belgium and Chairman of and a Professor in the Aerospace Studies Department of San Francisco State University.  From 1991 to 2000 Mr. Mitchell was Senior Vice President of Federal Programs for Marketing and Sales with Metcalf & Eddy, Inc., a Wakefield, Massachusetts firm which is an international environmental and engineering company specializing in municipal water and waste water systems. Mr. Mitchell has a B.A. in social science and a M.A. in history from Chapman College in California.

Mr. Salvatore J. Arnone.  Mr. Arnone has been a director of International Power Group, Ltd. since December 2004.  He is a Senior Account Executive with KMBS, Inc., a company that manufactures, sells and services photocopiers and other office equipment.  Mr. Arnone has been with KMBS, Inc. since May of 1998.  Mr. Arnone has received many exceptional achievement awards in management and sales.

Mr. Robert Astore.  Mr. Astore has been a director of International Power Group, Ltd. since January 2005.  He was President and owner of Bergen Film Laboratories, Inc., Lodi New Jersey from 1960 to 1981.  From 1981 to 1990 Mr. Astore was a self employed builder.  Mr. Astore from 1990 to present he has been employed as an independent consultant in seafood sales and brokerage.  Mr. Astore received a Bachelor’s Degree in Business Administration from the University of Miami.

Mr. Walter Salvadore.  Mr. Salvadore has been a director of International Power Group, Ltd. since January 2006.  Since 1982, Mr. Salvadore, a ceramic engineer, has been the president of R&S Enterprises, a business consulting firm located in Medford, New Jersey.  In addition, since 2000, he has maintained a junior partnership position in Draseena Funds Group, an asset management firm located in Stateline, Nevada.  From 1982 to 1999, Mr. Salvadore was the President and CEO of Risco, engineering and distribution firm specializing in high temperature refractory and industrial insulation materials.  From 1977 to 1982, he held various engineering and marketing positions with the Carborundum Company (Niagara Falls, New York). He was a former president of the American Ceramic Society and has a B.S. degree in Ceramic Engineering from Rutgers University. Since May 2006, he has also been a director of U.S. Precious Metals, Inc.

Other Officers (Executive and Non-executive) and Significant Employees or Advisors

Christopher Duncan. Mr. Duncan, 42, was appointed Chief Operating Officer in May 2006. He has approximately 20 years of diverse executive experience in the areas of risk and project management, finance and operations.  Most recently, from January 2005 until May 2006, he was a Managing Director of Marsh USA. Prior to that, he was associated with Delta Airlines as its Vice President and Chief Risk Officer (January 2002 to January 2005) and Director-Risk Management and Executive Assistant-Chief Financial Officer (November 1999 to December 2001).  Previous to that, over his business career, Mr. Duncan has held executive positions with such firms as the Frito-Lay (Division of Pepsico, Inc.), KFC USA, Inc., Coopers & Lybrand, Towers Perrin (a risk management consulting firm) and Ford Motor Company.  He is also the co-founder (2000), former CFO and a current board member of Navigational Sciences Inc., a private company based in Charleston, SC, dedicated to developing, innovating and marketing data, products and solutions in the marine transportation and marine geographic information system marketplace.

Mr. Duncan has a B.A. degree in Business Administration and an M.B.A. in Finance and Risk Management, both from the University of Georgia. He is also a board member of two non-profit entities, the American Geographical Society (New York, NY) and Project Open Hand (Atlanta, GA).

In connection with his appointment as Chief Operating Officer, on March 14, 2006 Mr. Duncan was granted options to purchase 1,000,000 shares of IPWG’s common stock at $0.83 per share. These options expire on June 14, 2010.

Mr. Louis D. Garcia.  Mr. Garcia, 55 has been the Vice President, Finance since March 2006.  From 1997 through March 2006, Mr. Garcia was the Managing Director of Providence Financial Services, LLC. Prior to Providence, Mr. Garcia was a Senior Managing Director with GCR Highland LLC and Senior Managing Director (Real Estate) with Jessup, Josenthal and Co., Inc.  Mr. Garcia received a Bachelor of Science in Finance from Saint Johns University in New York. Through Providence Financial Services, Mr. Garcia owns shares our

Company’s common stock and options to purchase additional shares. See “Principal Stockholders and Security Ownership of Management”, above.

Mr. Lennart Strand.  In June 2006, the Company appointed Lennart Strand, 59, as its Chief Technical Officer (non-executive). Mr. Strand is a professional engineer with an extensive background in electrical engineering, waste-to-energy technology and mining.  From the year 2000 to the present, Mr. Strand served as Managing Director of AddPower AB, Angelholm where he was responsible for developing new technology including low temperature energy sources.  From 1995 to 1999, Mr. Strand served as Managing Director of Anovo AB, Angelholm where he was charged with developing, marketing constructing systems for non-polluting heat plants.  In 1964, Mr. Strand attended Hogre Allmant Laroverk Helsingborg and in 1968 he received an engineering degree in field machinery from the Technical College of Värsterås.  He has lectured at Malardalen University, Sweden in its Department of Innovation, Design and Product Development.

Mr. Strand is the former Chairman of the Board and Chief Technical Officer of Naanovo Energy (USA), Inc.  The Company and Naanovo had entered into several agreements for technology and to construct waste-to-energy facilities.  All agreements with Naanovo have expired or terminated without completion.  Mr. Strand was not involved in the negotiations of any such agreements.

Dr. Kenny Tang.  In March 2006, the Company appointed Dr. Tang, 47, to its newly created Environmental Advisory Board.  Currently, he is the first and, to date, the only member of this board. Since June 2000, Dr. Kenny Tang has been the CEO of Oxbridge Capital, an investment and advisory firm which he founded at that time, specializing in environmental clean technologies and renewable energy.  Prior to June 2000, he was employed in corporate finance with the Union Bank of Switzerland in London and as a strategy consultant with KPMG Consultants and Stern Stewart, the later two being pioneers in corporate governance and shareholder value creation.  Dr. Tang also serves (since 2005) as the European Managing Partner at Enhancement Partners LP which is a global consortium that is developing Gigawatt-size wind farms in China.  Prior to 2000, he was the President and CEO of SUSTAIN, an Asian research institute focusing on economic and environmental sustainability from an Asian perspective, which he founded.

Dr. Tang earned his doctorate at Judge Business School, Cambridge University’s business school and he is a member of the Board of Governors of Middlesex University, London.  He is also a Chartered Financial Analyst (CFA).

Gregory J. Callageri.  In April 2006, the Company appointed Gregory J. Callageri, 47, as Chairman of its newly formed Finance Advisory Committee.  He is the first and, to date, the only member of this board.  Mr. Callageri is the CEO of REGF, LLC, a private investment manager and consulting firm that he founded in April 2005.  From 1999 to April 2005, Mr. Callageri owned and operated an asset management and consulting firm named MAP Fund LLC, which he had founded.  Mr. Callageri sold MAP Fund LLC in April 2005.

Mr. Callageri has over 23 years experience working with global banks, asset managers and hedge funds.  Throughout his career, he has had prominent roles and high level responsibilities in international capital markets and has worked in the major financial centers.  His experience in hedge funds and derivatives operations has given him a broad range of exposure and experience in dealing with international banking institutions.  He has visited, analyzed and completed due diligence on over 200 hedge funds throughout his career.  He received an MBA from Pace University in New York and lives in Chicago, Illinois.

Board Actions and Family Relationships

During the fiscal year ended December 31, 2005 (“Fiscal Year 2005”), the board of directors held a total of 46 board meetings.  All of our directors have agreed to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or their earlier resignation, removal, disqualification or death.  There are no arrangements between any director or executive officer and any other person pursuant to which the director or officer is to be selected as such.  There is no family relationship between the directors, executive officers or persons nominated or appointed by the board to become directors or executive officers.

Meeting Attendance

The board held 46 meetings, including regularly scheduled and special meetings, during the fiscal year ended December 31, 2005.  Each director attended at least 75% of (a) the total number of meetings of the board of directors and (b) the total number of meetings of all committees of the board of directors on which he or she served for Fiscal Year 2005.  Board members are encouraged to attend our stockholders meetings. All board members attended our prior year’s annual meeting.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, none of the officers or directors has been personally involved in any bankruptcy or insolvency proceedings. To the knowledge of the Company, none of the directors or officers have been convicted in any criminal proceedings (excluding traffic violations and other minor offenses) or are the subject of a criminal proceeding which is presently pending, nor have such persons been the subject of any order, judgment, or decree of any court of competent jurisdiction, permanently or temporarily enjoining them from acting as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or insurance company, or from engaging in or continuing in any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, nor were any of such persons the subject of a federal or state authority barring or suspending, for more than 60 days, the right of such person to be engaged in any such activity, which order has not been reversed or suspended.

Audit Committee

The Company does not have an audit committee nor has its board of directors designated an audit committee financial expert.  The Company does not have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and therefore the Company is not required to have an audit committee financial expert.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires directors, executive officers, and persons who own more than 10% of equity securities of a company with a class of securities registered under Section 12 of the Exchange Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  The Company does not have a class of securities so registered.  Therefore its officers, directors and 10% equity holders are not required to make Section 16(a) filings.  The Company strongly encourages its officers, directors and 10 % equity holders, however, to behave as though the Company’s securities were so registered and will require full compliance by such person once it does have a class of securities registered under Section 12.

Committees of the Board of Directors

The Company does not have an audit, nominating or compensation committee.  The Company is not required to have such committees because it does not have a class of securities registered under Section 12 of the Exchange Act nor are any of its securities listed on a national securities exchange or an automated interdealer quotation system of a national securities association.  The Company is in the process of defining the roles of such committees and expects that each will be formed in the near future and that each will be comprised solely of “independent” directors as defined by NASDAQ.  The persons presented in this proxy statement as nominees for director were nominated by the independent members (as defined by NASDAQ) of the Company’s board of directors; those members include all current members of the board of directors other than Messrs. Toscano, Wagenti and J. Garcia.  The Company does not have a nominating committee charter.

The independent members of the Company’s board of directors will consider recommendations for director candidates submitted in good faith by stockholders.  A stockholder recommending an individual for consideration by  the independent members of the board of directors must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) and (iv) all information regarding the candidate(s) that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years.  Stockholders should send the required information to the Company at: International Power Group, Ltd., 950 Celebration Boulevard, Suite A, Celebration, Florida 34747, Attention:  Mr. Jack Wagenti.

Potential nominees for directors of the Company are evaluated by the independent members of the board of directors by both quantitative and qualitative standards.  Such board members consider the potential director’s qualifications, business experience, education, availability and dedication to the Company and its goals.  The Company seeks directors who can enhance the development of the Company by offering special skills and synergistic relationships to the Company.

Code of Ethics

The Company’s Board of Directors has been considering adoption of a Code of Ethics to be applicable to its Chief Executive Officer and senior financial executives. The Code of Ethics will be designed to deter wrong-doing and promote honest and ethical behavior, full, fair, timely, accurate and understandable disclosure, and compliance with applicable laws. The Board anticipates it will adopt the Code of Ethics during the current fiscal year.

Executive Compensation

The following table sets forth certain information regarding the compensation of our Chief Executive Officer and our three Vice Presidents for the fiscal years ended December 31, 2004 and 2005.  Except as set forth below, no other compensation was paid to these individuals during the years indicated.

SUMMARY COMPENSATION

Annual Compensation Name and Principal Position	Year	Salary	Bonus	Compensation in the form of equity
Peter Toscano (1) (2) (3)	2004	$0	$0	$5,000
President, Chief Executive Officer and Director	2005	$19,558	$0	$0

Jack Wagenti (1) (2) (3)	2004	$0	$0	$5,000
Vice President, Chief Financial Officer, Secretary, Treasurer and Director	2005	$17,058	$0	$0

Jose Garcia (3)	2004	$0	$0	$0
Vice President and Director	2005	$17,058	$0	$0

Louis D. Garcia (4)	2004	$0	$0	$0
Vice President, Finance	2005	$139,933		$0

Christopher Duncan (5)	2004	$0	$0	$0
Chief Operating Officer	2005	$0	$0	$0

(1)	The $5,000 in compensation received by Messrs. Toscano and Wagenti in 2004 was paid in the form of 50,000,000 shares each which was valued as salary compensation at $0.0001 per share.
(2)	The $19,558 and $17,058, respectively, received as salary compensation in fiscal 2005 was paid in cash.
(3)

On June 15, 2005, all of the then directors, including these individuals, were each issued options to purchase 1,000,000 shares of our common stock at $.10 per share which price was above the trading price of our stock on the date of the grant (June 15, 2005).  Accordingly, we deemed the options to have a value $.02 per share at that time.

(4)

Mr. Louis Garcia earned the above fee as a consultant providing services as Providence Financial Services, LLC.  Providence was also granted an option to purchase 2,000,000 shares of IPWG stock at an exercise price of $0.10 per share.  Providence used $15,000 of its compensation to exercise options for 150,000 shares.

(5)

Mr. Duncan was hired effective May 1, 2006 at an annual salary of $200,00 per year.  He received effective May 14, 2006, a stock option grant under the Company’s 2005 Stock Option Plan to purchase one million shares of common stock at an exercise price of $0.83 per share.  The exercise period of the option grant expires June 14, 2010.

Options/SAR Grants in Last Fiscal Year.  The following table sets forth certain information with respect to grants made by the Company of stock options to the executive officers named above during the fiscal year ended December 31, 2005.  No stock appreciation rights (“SARs”) were granted to the named executive officers during such year.

Individual Grants
Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year 2005	Exercise or Base Price ($/SH)	Expiration Date
Peter Toscano	1,000,000	33.33%	$0.10	June 04, 2010
Jack Wagenti	1,000,000	33.33%	$0.10	June 04, 2010
Jose Garcia	1,000,000	33.33%	$0.10	June 04, 2010

Aggregated Option/SAR and Warrant Exercises In Last Fiscal Year and FY-End Option/SAP Values.  The following table sets forth certain information with respect to option and warrant exercises and values of the named executive officers for the fiscal year ended December 31, 2005.

	Shares Acquired on	Realized	Number of Unexercised Options/Warrants at Fiscal Year End (#)		Value of Unexercised In-The-Money Options/Warrants at Fiscal Year End ($)
	Exercise (#)	Value ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Toscano	0	0	1,000,000	0	17,000,000	n/a
Jack Wagenti	0	0	1,000,000	0	17,000,000	n/a
Jose Garcia	0	0	1,000,000	0	17,000,000	n/a

No other form of compensation was paid to any officer or director during fiscal 2004 or 2005.

Employment Agreements

We have no employment contracts with any our officers except with:

1.

Christopher Duncan, our Chief Operating Officer.  Effective as of May 1, 2006, we entered into an employment agreement with Mr. Duncan pursuant to which he is compensated at the annual rate of $200,000.  Mr. Duncan’s employment agreement also provides for (i) a monthly rental allowance of up to $1,200 and (ii) an option to purchase 1,000,000 shares of common stock at the exercise price of $.83 per share.  The option was granted on March 14, 2006; and

2.

Lennart Strand, our Chief Technical Officer.  Effective as of June 2, 2006, we entered into an employment contract with Lennart Strand.  Pursuant to the agreement, Mr. Strand will receive $200,000 per annum, a signing bonus of 2 million shares of restricted IPWG common stock, performance bonus if mutually agreed targets are achieved and a car allowance.

Directors’ Compensation for Fiscal Year Ended December 31, 2005

We compensate each non-employee director for his or her service as a member of the board of directors through the grant to each such director of an option to purchase 1,000,000 shares of common stock upon joining the board.  Such options are generally granted at fair market value of the underlying securities on the date of grant and have a five-year term.  We reimburse directors for out-of-pocket expenses incurred in connection with their service as directors.

All Directors have been granted stock options for their board service.  All such options were granted at or above fair market value determined on the date of grant.  (See Part III, Item 12.  “Transactions with Management and Others”, below, and “Stock Incentive Plans”, immediately below.

Stock Incentive Plans.  On September 13, 2005, our Board adopted the Company’s 2005 Stock Option Plan, effective June 15, 2005, a copy of which is attached as Exhibit 4.1 to the Company’s Form 10-QSB filed with the SEC on November 21, 2005.  This plan authorizes the granting of options representing up to 30,000,000 shares of common stock to Officers, Directors, and consultants.  As of December 31, 2005, options to purchase 19,000,000 shares of common stock had been granted pursuant to this plan to individuals at an exercise price of $0.10 per share.  The options vested upon grant, including options to purchase 8,000,000 shares of common stock that were granted to eight directors (1,000,000 each).  Options to purchase 2,000,000 shares that were granted to non directors have expired unexercised.  The options issued pursuant to this plan were deemed by the Company to have an average value of $.12 per share based on the date of grant.

Indebtedness of Management

No member of management was indebted to the Company during its last fiscal year.

Certain Relationships and Related Transactions

The only transactions in which any director or executive officer or any holder of more than 5% of the outstanding common shares of the Company or any member of his or her family, or any nominee for a position as an officer or director of the Company has been, or is expected to be a party, are the following:

1.

The Company acquired International Power, Inc. (“Power”) on October 5, 2004 in exchange for 75,000,000 common shares issued to Peter Toscano and 75,000,000 common shares issued to Jack Wagenti who were the owners of most of the outstanding shares of International Power, Inc.  The transaction was completed when Toscano and Wagenti each caused approximately 27,600,000 common shares previously registered to them to be transferred to other persons who had previously held shares in International Power, Inc. and contributed to the Company for no compensation the shares of Power they received in the exchanges.  When all the transactions had been completed, IPWG acquired 100% of the issued and outstanding shares of Power, Inc. in exchange for a total of 150,000,000 common shares of International Power Group, Ltd. and Power was dissolved.

2.

In fiscal 2004, Peter Toscano received 50,000,000 shares of common stock valued as salary compensation for the period from June 2004 through May 31, 2005. The shares are valued at $0.0001 per share.  In fiscal 2004, Jack Wagenti received 50,000,000 shares of common stock valued as salary compensation for the period from June 2004 through May 31, 2005.  The shares are valued at $0.0001 per share.

The following officers and directors were part of a group of shareholders of Power, who exchanged their shares of Power for shares of the Company which were formerly owned by Messrs. Toscano and Wagenti.  The number of Company shares received by each in that transaction is presented below.  Certain of the directors own additional shares which are reported in paragraph 2, immediately above, and Item 11 of Part III, above.

Name	Number of Shares	Date Issued
Jose Garcia	1,500,000	December 8, 2004
Richard C. Paszyc (retired)	7,320,000	December 8, 2004
Georgi Grechko	40,000	December 8, 2004
Robert Astore	1,000,000	December 8, 2004
John Malin (retired)	250,000	December 8, 2004

3.

Options expiring on June 14, 2010 to purchase shares of common stock at $.10 per share have been granted to directors and officers of the corporation in the following numbers on the dates indicated, except that the options issued to directors Mitchell, Salvadore and Yamani, and our Chief Operating Officer, Christopher Duncan, have an exercise price of $.83 per share.

Name	Number of Options	Date Issued
Peter Toscano	1,000,000	June 15, 2005
Jack Wagenti	1,000,000	June 15, 2005
Richard C. Paszyc (now resigned)	1,000,000	June 15, 2005
Georgi Grechko	1,000,000	June 15, 2005
Salvatore Arnone	1,000,000	June 15, 2005
Jose Garcia	1,000,000	June 15, 2005
Robert Astore	1,000,000	June 15, 2005
John Malin (now resigned)*	1,000,000	June 15, 2005
Thomas Mitchell	1,000,000	March 14, 2006
Walter Salvadore**	1,000,000	March 14, 2006
Sheik Hani A. Z. Yamani	1,000,000	March 14, 2006
Christopher Duncan***	1,000,000	March 14, 2006

*

Mr. Malin exercised his option to purchase one million shares of common stock on January 9, 2006 by payment to the Company of $100,000.

**

Mr. Salvadore, prior to his appointment as a director in January 2006, participated in a private placement offering of our securities.  Specifically, on October 6, 2005, he purchased 160,000 shares of common stock and received a warrant to purchase in the ensuing 18 month period 80,000 shares of common stock at $.75 per share.

***

Mr. Duncan, prior to his appointment as our Chief Operating Officer in May 2006, purchased 18,500 shares of our common stock in the open market.

4.

In June 2006, the Company appointed Lennart Strand as its Chief Technical Officer and granted to him a “signing bonus” of 2,000,000 shares of the Company’s restricted common stock.

5.

During fiscal 2005, the Company loaned to an enterprise controlled by Peter Toscano and Jack Wagenti, U.S. Precious Metals., Inc., an aggregate of $70,000. The loans were evidenced by notes that accrued interest at the rate of 8% per annum.  U.S. Precious Metals, Inc. has since repaid to IPWG the principal amount and accrued interest on the loans.

Management considers the terms of the foregoing transactions to be fair and reasonable to the respective parties involved, and management believes that they were fair and in the Company’s best interests.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any if its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

PROPOSAL 1

RATIFICATION OF AUDITORS

Our board of directors has appointed the firm of Robert G. Jeffrey, Certified Public Accountant, to be our independent auditors for the fiscal year ending December 31, 2006 and the board of directors recommends the stockholders vote for ratification of that appointment.  Robert G. Jeffrey, Certified Public Accountant, served in this capacity for the fiscal year ended December 31, 2005 and has been our independent auditor since December 31, 2004.

The board of directors appoints our independent auditors annually and the board of directors subsequently requests ratification of such appointment by the stockholders at the Company’s annual meeting.  The board of directors reviews and approves in advance the scope of the audit, the types of non audit services that we will need and the estimated fees for the coming year.  The board of directors also reviews and approves any non audit services provided by our independent auditors to ensure that any such services will not impair the independence of the auditors.  To the extent that our management believes that a new service or the expansion of a current service provided by our accountants is necessary, such new or expanded service is presented to the board of directors or one of its members for review and approval.

Before making its selection, the board of directors carefully considered Robert G. Jeffrey, Certified Public Accountant’s qualifications as independent auditors, which included a review of Robert G. Jeffrey, Certified Public Accountant’s performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing.  The board of directors expressed its satisfaction with Robert G. Jeffrey, Certified Public Accountant, in these respects.

Stockholder ratification of the board of directors’ selection of Robert G. Jeffrey, Certified Public Accountant, as the Company’s independent auditors is not required by law, the Company’s bylaws or otherwise.  However, the board of directors is submitting the board of directors’ selection of Robert G. Jeffrey, Certified Public Accountant, to the stockholders for ratification as a matter of good corporate governance.  If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL NO. 1 – RATIFICATION OF ROBERT G. JEFFREY, CERTIFIED PUBLIC ACCOUNTANT, AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

Independent Auditors

Robert G. Jeffrey, Certified Public Accountant, served as our independent auditors for the fiscal years ended December 31, 2004 and December 31, 2005, and has been selected by the board of directors to continue for the fiscal year ending December 31, 2006.  Representatives of Robert G. Jeffrey, Certified Public Accountant, will be present at the annual meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

The following table presents the aggregate fees billed for professional services rendered by Robert G. Jeffrey, Certified Public Accountant, in fiscal years 2004 and 2005.  Other than as set forth below, no professional services were rendered or fees billed by Robert G. Jeffrey, Certified Public Accountant, during the years ended December 31, 2004 or 2005:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$5,850	$0
Audit Related Fees	$0	$0
Total Audit and Audit Related Fees	$5,850	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$5,850	$0

Audit Fees.  Consists of fees and out-of-pocket expenses billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees.  Consists of fees and out-of-pocket expenses billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees.  Consists of fees and out-of-pocket expenses billed for professional services for tax compliance, tax advice and tax planning.  These services include preparation of federal and state income tax returns.

All Other Fees.  Consists of fees and out-of-pocket expenses for product and services other than the services reported above.

The independent members of the board of directors have determined that the provision of the non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

Annual Report and Financial Statements

A copy of our Annual Report on Form 10-KSB, as amended, Amendment 2 (Annual Report), for the year ended December 31, 2005 is being delivered to the Company’s stockholders with this proxy statement.  No portion of such documents is incorporated herein or is considered to be proxy-soliciting material.

We will provide without charge additional copies of the abovementioned documents, to any stockholder upon written request.  Requests should be directed to International Power Group, Ltd., 950 Celebration Boulevard, Suite A, Celebration, Florida 34747, Attention:  Mr. Jack Wagenti.

Solicitation of Proxies

Our officers, directors and employees may solicit proxies from stockholders.  We pay no additional compensation to our officers, directors or employees for such solicitation.  Solicitations may be made personally, or by mail, facsimile or other electronic means, telephone, or messenger.  We may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

Other Matters

The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders.  However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ proxy representative, Mr. Peter Toscano.

Stockholders’ Proposals For Next Annual Meeting

Any proposals of stockholders intended to be included in the proxy statement for the 2007 annual meeting of the stockholders must be received by us not later than February 28, 2007, and must otherwise comply with applicable requirements and laws.  All notices or proposals, whether or not to be included in our proxy materials, must be sent to our principal executive offices at 950 Celebration Boulevard, Suite A, Celebration, Florida 34747, Attention:  Mr. Jack Wagenti.

If a stockholder intends to submit a proposal at IPWG’s annual meeting in 2007, which proposal is not intended to be included in IPWG’s proxy statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to IPWG not later than March 1, 2007.  If such a stockholder fails to submit the proposal in accordance with the deadline described above, IPWG will not be required to provide any information about the nature of the proposal in its proxy statement and the proxy holder will be allowed to use their discretionary voting authority if the proposal is raised at IPWG’s annual meeting in 2007.

Stockholders may contact IPWG’s Secretary for requirements for making stockholder proposals and nominating director candidates.

Stockholders are urged to complete, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States, or vote by Telephone or Internet.  Your prompt response is appreciated.

By Order of the Board of Directors,

Peter Toscano,

Chairman of the Board

Dated:   June 30, 2006

Celebration, Florida

IPWG - International Power Group, Ltd.

ANNUAL MEETING OF STOCKHOLDERS

JULY 26, 2006

ADMISSION TICKET

Please tear off this Admission Ticket.  If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting.

The annual meeting of stockholders will be held at the following address:  the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746, at 9:30 a.m. local time on July 26, 2006.  You should send in your proxy or vote electronically even if you plan to attend the meeting.

ANNUAL MEETING PROXY CARD
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INTERNATIONAL POWER GROUP, LTD. FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON JULY 26, 2006.

The undersigned hereby appoints Peter Toscano as his, her or its true and lawful agent and proxy (“Proxy”) to represent the undersigned at the annual meeting of stockholders of International Power Group, Ltd. (“IPWG”) on July 26, 2006, at 9:30 a.m., local time, at the Gaylord Palms Resort and Convention Center, 6000 W. Osceola Parkway, Kissimmee, Florida 34746, and at any adjournment or postponement thereof, and authorizes said Proxy to vote all shares of IPWG shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF THE BOARD OF DIRECTOR’S SELECTION OF INDEPENDENT AUDITORS, AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE JUDGMENT OF YOUR PROXY.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IPWG DATED JUNE 30, 2006, SOLICITING PROXIES FOR THE ANNUAL MEETING.

All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.
Comments:

(if you noted any Comments above, please mark corresponding box on the reverse side)
AS SOON AS POSSIBLE, PLEASE VOTE BY TELEPHONE OR INTERNET OR SIGN, DATE AND MAIL YOUR PROXY CARD BACK! PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

INTERNATIONAL POWER GROUP, LTD	VOTE BY INTERNET – www.proxyvote.com
950 CELEBRATION BOULEVARD, SUITE A CELEBRATION, FL. 34747

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by International Power Group, Ltd. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholders communications electronically in future years.

VOTE BY PHONE – 1800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

Have your proxy card in hand when you call an then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to International Power Group, Ltd., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
THANK YOU FOR VOTING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	IPOWG1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL POWER GROUP, LTD.

1. Election of Directors
The board of directors recommends a vote FOR the listed nominees.
To withhold authority to vote for any individual l nominee, mark “For All Except” and write the nominee’s name on the line below.
01. Peter Toscano	06. Thomas J. Mitchell		For	Withhold	For All
02. Jack Wagenti	07. Salvatore Arnone		All	All	Except
03. Jose Garcia.	08. Robert Astore		[ ]	[ ]	[ ]
04. Sheik Hani A. Z. Yamani.	09. Walter J. Salvadore
05. Georgi Grechko

Issues
The board of directors recommends a vote FOR the following proposals.

2. To ratify the board of director’s selection of Robert G. Jeffrey, Certified Public Accountant, as independent auditor.						For Against Abstain
[ ] [ ] [ ]
3. Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.						[ ] [ ] [ ]

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY TODAY!!!!!

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN.  WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE.  IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

For comments, please check this box and write them on the back where indicated.	[ ]

Please indicate if you plan to attend this meeting.	[ ]	[ ]
	Yes	No

Signature [PLEASE SIGN WITHIN THE BOX]	Date			Signature [JOINT OWNERS]		Date